UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2026

Corebridge Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41504	95-4715639
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2919 Allen Parkway, Woodson Tower,
Houston, Texas	77019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 1-877-375-2422

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRBG	New York Stock Exchange
6.375% Junior Subordinated Notes	CRBD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

Corebridge Financial, Inc. (the Company, we or our) is furnishing this Current Report on Form 8-K to disclose preliminary information related to variable investment income prior to the availability of the Company’s quarterly’s earnings release and quarterly financial supplement for the quarter ended March 31, 2026, scheduled for release on May 4, 2026.

Based on preliminary results received to date, the Company estimates that its variable investment income will be approximately $15 million to $25 million (pre-tax). Positive alternative investment returns are estimated to be offset by unrealized mark-to-market losses on investments accounted for at fair value with changes in fair value reported in Adjusted Pre-Tax Operating Income.

Variable investment income includes call and tender income on bonds, commercial mortgage loan prepayments, changes in market value of investments accounted for under the fair value option, interest received on defaulted investments (other than foreclosed real estate), income from alternative investments and other miscellaneous investment income, including income on certain partnership entities that are required to be consolidated. Alternative investments include private equity and real estate equity funds which are generally reported on a one-quarter lag. We expect to provide further updates on the upcoming first quarter earnings call on May 5, 2026.

The preliminary financial information presented above is the responsibility of management and has been prepared in good faith based on information available to management as of the date hereof. However, we have not completed our financial closing procedures for the three months ended March 31, 2026, and our actual results could differ from this preliminary financial information. As a result, prospective investors should exercise caution in relying on this information and should not draw any inferences from this information regarding financial or operating data not provided. This preliminary financial information is estimated and unaudited and should not be viewed as a substitute for full financial statements prepared in accordance with U.S. GAAP. In addition, this preliminary financial information is not necessarily indicative of the results to be achieved in any future period.

The forward-looking statements in this disclosure, which use terms such as “estimates,” “preliminary,” and “will,” are based on assumptions and expectations that involve risks and uncertainties, including the “Risk Factors” the Company describes in its U.S. Securities and Exchange Commission (the SEC) filings. The Company’s results could differ materially from those it expresses or implies in forward-looking statements. The Company does not undertake any obligation to publicly correct or update any forward-looking statement if the Company later becomes aware that such statement is not likely to be achieved.

As provided in General Instruction B.2 of Form 8-K, the information provided pursuant to this Item 2.02 is being “furnished” herewith and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liability of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the Securities Act), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.

The Company, in consultation with representatives of Equitable Holdings, Inc. (Equitable Holdings), is exploring undertaking repurchases of shares of its common stock prior to closing of the parties’ pending merger (announced March 26, 2026), including during the period from the filing with the SEC of the preliminary proxy statement/prospectus relating to the parties’ pending merger until the commencement of mailing of such preliminary proxy statement/prospectus. If the Company were to determine to undertake such share repurchases, it would seek a waiver from Equitable Holdings under the parties’ merger agreement of the provision thereunder prohibiting share repurchases during the pendency of the merger. There can be no assurance that the Company will determine to make such share repurchases during the above noted time period and if undertaken, the volume, pricing, timing and method of repurchases of shares of its common stock will be in the discretion of the Company.

As provided in General Instruction B.2 of Form 8-K, the information provided pursuant to this Item 7.01 is being “furnished” herewith and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Information

This Current Report on Form 8-K includes statements, which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements, and any related oral statements, can be identified by the use of terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “forecasts,” “intends,” “targets,” “plans,” “estimates,” “anticipates,” “goals,” “guidance,” “formidable,” “preliminary,” “objective,” “continue,” “drive,” “improve,” “superior,” “robust,” “positioned,” “resilient,” “vision,” “potential,” “immediate,” and similar expressions or the negative of those expressions or verbs. We caution you that forward-looking statements are not guarantees of future performance or outcomes. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, which may by their nature be inherently uncertain, and some of which may be outside our control. These statements include, but are not limited to, statements about the potential repurchases of shares of common stock, statements about the expected timing and completion of the proposed transaction between the Company and Equitable Holdings (the Proposed Transaction), the anticipated benefits of the Proposed Transaction, including estimated synergies and projected cost savings, and plans and expectations for the Company, Equitable Holdings or their new parent company after completion of the Proposed Transaction.

Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Key factors include, among others, the ability to repurchase shares (if the Company decides to do so) within the expected timing or at all; the ability to complete the Proposed Transaction on the timeframe or on the terms currently anticipated or at all, including due to a failure to obtain requisite stockholder, stock exchange, regulatory, governmental or other approvals; risks related to difficulties, inabilities or delays in integrating the parties’ businesses; the ability to realize the anticipated benefits of the Proposed Transaction, including estimated run-rate expense synergies and projected cost savings at the times, and to the extent, anticipated, as well as expected operating earning and cashflow generation; the occurrence of any event, change or other circumstance that could give rise to the right of either or both parties to terminate the merger agreement; the potential impact of the announcement or consummation of the Proposed Transaction on the Company or Equitable Holdings’ stock price and on their respective business, contractual and operational relationships (including with regulatory bodies, employees, suppliers, clients and competitors); risks related to business disruptions from the Proposed Transaction that may harm the business or current plans and operations of either or both parties, including diversion of management time from ongoing business operations; the risk that the Proposed Transaction and its announcement could have an adverse effect on the ability of either or both parties to hire and retain key personnel; the parties’ ability to raise debt on favorable terms or at all; the outcome of any legal proceedings that may be instituted against the Company, Equitable Holdings, their new parent company or their respective directors; restrictions on the conduct of the Company and Equitable Holdings’ respective businesses prior to Closing and on each of their ability to pursue alternatives to the Proposed Transaction; the possibility that the Proposed Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, or unforeseen or unknown liabilities; the deterioration of economic conditions; geopolitical tensions; the potential impact of a downgrade in the Company or Equitable Holdings’ Insurer Financial Strength ratings or credit ratings or of the new parent company of the Company and Equitable Holdings following completion of the Proposed Transaction; other factors that may affect future results of the Company and Equitable Holdings; and management’s response to any of the aforementioned factors.

The foregoing list of factors is not exhaustive. You should carefully consider these factors and the other risks and uncertainties described in the “Risk Factors” section of the new parent company’s Registration Statement on Form S-4 discussed below and other documents filed or furnished by the Company and Equitable Holdings from time to time with the SEC, including their Annual Reports on Form 10-K for the year ended December 31, 2025. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. If any of these risks materialize or our assumptions prove incorrect, actual events and results could differ materially from those contained in the forward-looking statements. There may be additional risks that neither the Company nor Equitable Holdings presently know or that the Company and Equitable Holdings currently believe are immaterial that could also cause actual events and results to differ materially from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company and Equitable Holdings’ expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. The Company and Equitable Holdings anticipate that subsequent events and developments will cause the Company and Equitable Holdings’ assessments to change. While the Company and Equitable Holdings may elect to update these forward-looking statements at some point in the future, the Company and Equitable Holdings specifically disclaim any obligation to do so, unless required by applicable law. Neither the Company nor Equitable Holdings gives any assurance that the Company, Equitable Holdings or their new parent company will achieve the results or other matters set forth in the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corebridge Financial, Inc.

Date:	April 15, 2026	By:	/s/ Jeannette N. Pina
			Name:	Jeannette N. Pina
			Title:	Deputy General Counsel and Corporate Secretary